UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  AMENDMENT TO
                                    FORM 8-K
                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

                                   July 27, 2002
                Date of Report (Date of earliest event reported)

                            Certified Services, Inc.
               (Exact name of Registrant as specified in charter)

      Nevada                          0-31527                 88-0444079
(State or other jurisdiction      (Commission File          (IRS. Employer
  of incorporation)                   Number)           Identification Number)

                         477 Madison Avenue, 12th Floor
                               New York, NY 10022
                (Address of principal executive office)(Zip Code)

        Registrant's telephone number including area code:(212) 308-8700





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Item 2 and 5.  Acquisition or Disposition of Assets and Other Events.

            On July 31, 2002, the Registrant executed a Stock Purchase Agreement (the "Agreement") with The Cura Group, Inc., The Cura Group II, Inc. and The Cura Group III, Inc., each Florida corporations (collectively "The Cura Group@) and Alan B. Willard and Danny L. Willard, The Cura Group=s sole shareholders (collectively, the "Shareholders") to purchase all of The Cura Group=s issued and outstanding shares of common stock (the "Cura Shares") in two (2) closings. Pursuant to the Agreement, the Shareholders will transfer twenty percent (20%) of the Cura Shares to the Registrant effective July 31, 2002, and the remaining eighty percent (80%) of the Cura Shares on December 30, 2002.

            The purchase price for the Cura Shares is: (i) two million (2,000,000) shares of the Registrant=s common stock, $.001 par value; (ii) cash in the amount of $136,111; and (iii) two (2) promissory notes to the Shareholders in the aggregate amount of $2,313,889 with interest at the rate of six percent (6%) per annum, payable in thirty-four (34) equal monthly installments commencing January 2, 2003. In addition, if The Cura Group=s EBITDA equals or exceeds $3,000,000 for the period of July 1, 2002 to June 30, 2003, then the Shareholders shall receive an additional number of the Registrant=s shares equal to $1,000,000, divided by the average closing sale price of the Registrant=s common stock for the thirty (30) days prior to delivery of those shares. The Cura Group provides professional employee staffing and personnel services in the manner of the Registrant=s wholly-owned subsidiary, America=s PEO Holdings, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     99.1 Stock Purchase Agreement executed July 31, 2002 (incorporated by reference to Registrant's Form 8-K filed August 9, 2002);

     99.2 Audited consolidated financial statements of The Cura Group, Inc. for the fiscal year ended December 31, 2001;

     99.3 Unaudited consolidated balance sheets of The Cura Group, Inc. as June 30, 2002 and June 30, 2001;

     99.4 Unaudited consolidated statement of operations of The Cura Group, Inc. for the six months ended June 30, 2002 and June 30, 2001;

     99.5 Unaudited consolidated statements of cash flows of The Cura Group, Inc. as for the six months ended June 30, 2002 and June 30, 2001;

     99.6 Unaudited pro form combined statement of operations of The Cura Group, Inc. for the twelve months ended December 31, 2001 and the six month period ended June 30, 2002; and

     99.7 Unaudited pro forma combined balance sheet of The Cura Group, Inc. as June 30, 2002.



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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 27, 2002

                                            CERTIFIED SERVICES, INC.

                                            By: /s/  Anthony R. Russo
                                            --------------------------
                                            Name: Anthony R. Russo
                                            Title:  President, CEO


                                            By: /s/  Thomas Cunningham
                                            --------------------------
                                            Name: Thomas Cunningham
                                            Title:  CFO